Exhibit 32

Certification
The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
1.The quarterly report on Form 10-Q of Rayonier Advanced Materials Inc. (the “Company”) for the period ended March 28, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 6, 2026

/s/ MARCUS J. MOELTNER
Marcus J. Moeltner
Office of the Chief Executive Officer
Chief Financial Officer and Senior Vice President, Finance
Rayonier Advanced Materials Inc.